UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	September 25, 2007

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)
Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS;

This Form 8-K provides information on the change in the reporting structure of The Procter & Gamble Company (the “Company”) and a summary of the effects of this change on the Company’s historical segment results. The change in segment reporting will be reflected retrospectively, but in no way revises or restates the Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2008 Changes to Global Business Unit (GBU) Structure
In May 2007, the Company announced a number of changes to our organization structure and certain of our key leadership positions that became effective on July 1, 2007. These resulted in changes to our GBU and segment structure. Specifically, our new structure is comprised of three GBUs with a total of six reportable segments:

Global Business Unit (GBU)	Reportable Segment
Beauty	• Beauty • Grooming
Health and Well-Being	• Health Care • Snacks, Coffee and Pet Care
Household Care	• Fabric Care and Home Care • Baby Care and Family Care

Prior to July 1, 2007, the Company consisted of three Global Business Units: Beauty and Health; Household Care; and Gillette GBU. The businesses that previously comprised the Gillette GBU are now included within the Beauty and Household Care GBUs. As a result of these moves, the Duracell and Braun business will no longer comprise a separate reportable segment. The Braun business has been combined and is being managed with the Blades and Razors business to form the Grooming reportable segment within the Beauty GBU. The Grooming reportable segment also includes all face and shave prep products, previously reported within the Beauty reportable segment. The Duracell business has been moved to our Household Care GBU and will be reported as part of our Fabric Care and Home Care reportable segment. Finally, our feminine care business, which previously was part of our Beauty GBU and reportable segment, is now being managed within our Health and Well-Being GBU and will be reported as part of the Health Care reportable segment.

These changes were effective as of July 1, 2007. All financial statements, beginning in the quarter ending September 30, 2007, will reflect the new segment reporting structure. This change in segment reporting will be reflected on a retrospective basis, with prior years also adjusted to reflect the new segment reporting structure. The Company is issuing this Form 8-K in order to provide investors with summary financial information and historical data that is on a basis consistent with the Company’s new segment reporting structure. Exhibit 99.1 provides quarterly financial summary information by reportable segment for the fiscal year ended June 30, 2007. Exhibit 99.2 provides fiscal year financial summary information by reportable segment for the fiscal years ended June 30, 2005, 2006 and 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ E. J. WUNSCH
 E. J. Wunsch
 Assistant Secretary
 September 25, 2007

EXHIBIT(S)

99.1.    Quarterly Segment Financial Summary Information- Fiscal Year Ended June 30, 2007
99.2.    Annual Segment Financial Summary Information (Fiscal Years Ended June 30, 2005 - 2007)